UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 4, 2006


                            STERLING CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-50132                   76-0502785
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


333 CLAY STREET, SUITE 3600, HOUSTON, TEXAS                       77002-4109
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 650-3700


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On January 4, 2006, Keith R. Whittaker tendered his resignation from our Board of Directors and Audit Committee. Mr. Whittaker was elected to our Board of Directors at the 2005 Annual Meeting of Stockholders by the registered holders of our Series A Convertible Preferred Stock, who have the exclusive right to name a replacement for Mr. Whittaker. We are not aware of any plans by the holders of our Series A Convertible Preferred Stock to name a replacement director for Mr. Whittaker at this time but these holders will continue to have the right to name a replacement for Mr. Whittaker.



























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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 5, 2006

                                     STERLING CHEMICALS, INC.

                                     By: /s/ Richard K. Crump
                                         --------------------------------------
                                         Richard K. Crump
                                         President and Chief Executive Officer




























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